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                                                                      EXHIBIT 23
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No.'s 333-42763 and 333-63341) and in the Registration Statements on Form S-8 (No.'s 33-24444, 33-55992, 33-85908, 33-61103, 333-1k8363, 333-42723 and 333-73127) of Synbiotics
Corporation of our report dated March 11, 1999 appearing on page 15 of this Form 10-KSB.

PRICEWATERHOUSECOOPERS LLP

San Diego, California
March 29, 1999

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